SUPPLEMENT TO THE FIDELITY CONVERTIBLE SECURITIES FUND JANUARY 22, 1997
PROSPECTUS
The following information replaces similar information found in "The Fund in Detail" section on page 10.
David Felman is manager of Convertible Securities, which he has managed since July 1997. Mr. Felman joined Fidelity as an analyst in 1993, after receiving a master of arts degree from Harvard University. Previously, he received an MBA from the Stern School of Business at New York University in 1991.